First Quarter 2012 Investor Presentation Exhibit 99.1

Investor Presentation First Quarter 2012

Safe Harbor Statement
The statements in this presentation that use such words as “believe,” “expect,” “intend,” “anticipate,” “contemplate,” “estimate,”
“plan,” “project,” “should,” “may,” ”will,” or similar expressions are forward-looking statements.  They are subject to a number of factors that could cause the company’s actual results to differ materially from what is indicated here.  These factors include general economic conditions, the level of customer demand particularly for capital projects in the markets we serve,  changes in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks and risks associated with integration of acquired companies.  These uncertainties may cause our actual results to be materially different than those expressed in any forward looking statements.  We do not undertake to update any forward looking statements.
Please see the company’s Securities and Exchange Commission filings for more information.
Non-GAAP Statement
This report includes certain financial measures computed using non-Generally Accepted Accounting Principles (“non-GAAP”)
components as defined by the Securities and Exchange Commission (“SEC”).  Specifically, net sales, comparisons to the prior corresponding period, both worldwide and in relevant geographic segments, are discussed in this report both on a Generally
Accepted Accounting Principle (“GAAP”) basis and excluding acquisitions and foreign exchange and copper price effects (non-
GAAP).  The Company believes that by reporting organic growth which excludes the impact of acquisitions, foreign exchange and copper prices, both management and investors are provided with meaningful supplemental information to understand and analyze the Company’s underlying sales trends and other aspects of its financial performance.  The Company also presents certain profitability and cash flow information in this report excluding special items which have been identified in the Company’s earnings releases as the Company believes that by reporting such information, both management and investors are provided with meaningful supplemental information to understand and analyze the Company’s underlying trends and other aspects of its financial performance.
Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented.  These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.  The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and
Management’s Discussion and Analysis of Financial Condition and Results of Operations included the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC.  Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

Investor Presentation First Quarter 2012

Company Overview
World-class global distributor with three distinct end markets:
– Enterprise Cabling & Security Solutions: data, voice, video and security network communication products
– Electrical Wire & Cable: electrical and electronic wire & cable
– OEM Supply: fasteners and “C” Class components
Anixter adds value to the distribution process by providing customers access to innovative inventory management programs, over 450,000 products and more than $1 billion in inventory
Global industrial distributor whose success is built on specialization
– Products, systems, process and solutions expertise
– Customized supply chain services
– Global implementation with local service
Anixter Pulls Together its Robust Capabilities in a Coordinated
Manner that Allows for Specialization and Scalability

Investor Presentation First Quarter 2012

Customer Value Proposition
Global Operational Consistency
– Same Systems, Process and Services Provided Globally but with Local
Personnel, Language and Currency
Global Infrastructure
– Ship orders from inventory stock for delivery within 24-48 hours to all major global markets
Supply Chain Optimization to Reduce Customers’ Overall Cost
– Pre-Installation / Production Product Preparation
– Feed the Job / Factory Just-in-time
– Industry Leading Customized Electronic Tools Sets
Technical Expertise
– Infrastructure / Product Design Support
– Product Recommendation for Applications
– Quality Testing and Inspection in Anixter Lab and Quality Centers

Investor Presentation First Quarter 2012

End Market Common Characteristics
Small percentage of customer total spend
Large volume of discrete part numbers
Large number of manufacturers across customer bill of material
Customer process cost may exceed values of materials
Products have a “technology” component that may not be fully understood by the customer
Total Customer Spending
Large Number of Application
Critical SKUs, but Only 5-10% of Customer Spending.
Significant Opportunity for Anixter to Add Value Based on Product
Knowledge, Application Knowledge and Supply Chain Services

Investor Presentation First Quarter 2012

End-Market Focus
Focused Leadership in Diverse Markets
OEM Supply
17%
Electrical and Electronic
Wire & Cable
32%
Enterprise Cabling &
Security Solutions
51%
2012 Sales Mix - Q1 YTD
OEM Supply
15%
Electrical and Electronic
Wire & Cable
32%
Enterprise Cabling &
Security Solutions
53%
2011 Sales Mix

Investor Presentation First Quarter 2012

Enterprise Cabling and Security Solutions Overview
Products
Copper and fiber data cables, connectors, racks,
cabinets, patch panels, video surveillance and
access control devices, support and supply items
Technology
Industry leadership in development of product
standards; only distributor operated, UL
certified, testing lab; network design support
services
Supply Chain
Sourcing, logistics, inventory management,
product enhancement and packaging,
deployment in over 50 countries
Drivers
Expansion of bandwidth – applications and
users, new facilities, support for existing
networks, enhanced security
51%

Investor Presentation First Quarter 2012

ECS experienced 11.4% growth in 2011 with varying levels of
activity across its geographic footprint (5.8% organic growth)
– Growth was driven by strong activity in the Emerging Markets and moderate growth in North America
– Experienced a slight decline in Europe (1.4% y-o-y) due to the challenging macroeconomic environment
Growth in the Security segment continues across all geographies
– 15% organic growth y-o-y (excludes benefit from the Clark acquisition)
– Momentum driven by continued investment in security and the shift to more sophisticated Internet Protocol-based systems
Emerging
Markets
North America
Europe
12%
17%
71%
ECS Revenue Growth 2011 ECS Revenue by Geography
$2,744
$2,913
$3,246
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
2009 2010 2011
($ in millions)
Capitalizing on End Market Growth Opportunities
Enterprise Cabling and Security Solutions (“ECS”)
8.8% CAGR since 2009

Investor Presentation First Quarter 2012

Wire & Cable Overview
Products
Industrial power, control and instrumentation
cables, connectors, support and supplies,
industrial automation
Technology
Product specification (conductor count and
jacketing) based on application knowledge and
installed environmental condition
Supply Chain
Sourcing, logistics, inventory management,
cutting, dying, striping, bundling, project
management in 12 countries
Drivers
New industrial construction, major equipment
and facility overhauls, day-to-day
maintenance, OEM production, and industrial
automation
32%

Investor Presentation First Quarter 2012

Capitalizing on End Market Growth Opportunities
Electrical and Electronic Wire & Cable (“W&C”)
W&C realized 21.7% growth in 2011 driven by growth across all geographic regions
– Growth in N.A. and Europe was complemented by significant
acceleration in the Emerging Markets (~82% organic growth)
Anixter captured market share gains across all geographies
resulting in organic growth of 13.1%
Demand has been driven by project activity in the Power
Generation, Industrial, Oil and Gas and Mining sectors
– Global investment in Industrial Plants, Natural Resource Development
and Power Generation should drive continued sales momentum
W&C Revenue Growth 2011 W&C Revenue by Geography
Emerging
Markets
North America
Europe
15%
4%
81%
$1,386
$1,603
$1,950
$0
$400
$800
$1,200
$1,600
$2,000
2009 2010 2011
($ in millions)
18.6% CAGR since 2009
Emerging Markets Revenue
increased from 2% in 2010

Investor Presentation First Quarter 2012

OEM Supply Overview
Products
Fasteners and “C” class components
Technology
Product design support, quality and inspection
programs including full metallurgical testing
capabilities in North America, Europe and Asia
Supply Chain
Sourcing, just-in-time systems, quality and
inspection, inventory management, bin
replenishment in 21 countries
Drivers
Improved supply chain efficiency, global
expansion and outsourcing
17%

Investor Presentation First Quarter 2012

Capitalizing on End Market Growth Opportunities
OEM Supply
OEM Supply achieved 25.3% growth in 2011 driven by organic
growth of ~20%+ in each geographic region
– 43.2% organic growth in the Emerging Markets driven by multinational customers’ increasing preference for a single global partner
Recovery in manufacturing is lifting production rates for Anixter’s customers, yielding strong sales in the OEM Supply end market
Recent sales initiatives are continuing to drive new business wins for part packages at both existing and new customers
– Leading to a strong pipeline of opportunities in the Americas, Europe and the rest of the world
OEM Revenue Growth 2011 OEM Revenue by Geography
Emerging
Markets
North America
Europe
49%
6%
45%
$650
$759
$952
$0
$200
$400
$600
$800
$1,000
2009 2010 2011
21.0% CAGR since 2009
($ in millions)

Emerging Markets 11%
W&C 10%
OEM 9%
ECS 81%
North America 70%
ECS 53%
W&C 37%
OEM 10%
ECS 33%
W&C 26%
OEM 41%
Europe 19%

Investor Presentation First Quarter 2012

Strategic Geographic Expansion
2011 End Market Sales by Geography
3% increase in Emerging
Market sales mix (as a percent
of total sales) since 2007
Strong Growth Across All Geographies
In addition to continued introduction of new products and technologies, selectively expanding its geographic presence is a focus for Anixter
– Electrical Wire & Cable and OEM Supply offer strong opportunities to drive growth by expanding into countries where Anixter’s offering is primarily limited to cabling and security
– Expanding geographic penetration beyond principal cities creates additional opportunities
Anixter often tailors its offerings to local specifications, or to include locally manufactured products, which helps increase product acceptance as it expands its geographic footprint
– Opened Anixter Morocco SARL to capitalize on growth opportunities in the region
– Established a new JV – Anixter Saudi Arabia Limited to expand Middle East presence
– Opened new sales branches in China, Brazil and Peru, and added new dedicated W&C specialists
Continuing investment in the emerging markets to expand presence across geographies and end markets. Recent achievements include:
FYE2011 FYE2010 % Growth
Net Sales Net Sales Y-o-Y
North America $4,302.5 $3,701.2 16.2%
Drivers:
Europe $1,150.0 $1,008.4 14.0%
Drivers:
Emerging Markets $694.4 $564.9 22.9%
Drivers:
- Strong market share growth in Fasteners with both existing and new OEM Customers
- W&C project growth across various industries
- Strong project growth in W&C, principally in resource extraction and energy
- Organic growth rates in Security products in mid-teens
- Strong market share growth in Fasteners with both existing and new OEM Customers
- 83% growth in W&C as a result of 2010 investment in W&C sales specialists
- 46% growth in Fasteners as a result of market share wins in China and Mexico

## Enterprise IT Spending

Total Servers
PCs and Tablets
Storage (Disk & Tape)
Printers & MFP's
Annual Growth %
20%
15%
10%
5%
0%
-5%
13%
16%
16%
13%
10%
12%
9%
0%
2%
7%
7%
(4%)
5%
8%
8%
(3%)
2010
2011E
2012E
2013E

## Bandwidth Demand

Consumer
Business
32% CAGR
PB/Month
100,000
80,000
60,000
40,000
20,000
0
2010
2011
2012E
2013E
2014E
2015E

## Data Storage

Available Storage
Information Available
Exabytes
2,000
1,600
1,200
800
400
0
2005
2006
2007
2008
2009
2010
2011

## Industrial Production

Y/Y Change (%)
10%
5%
0%
(5%)
(10%)
(15%)
'00
'02
'04
'06
'08
'10
'12E

Investor Presentation First Quarter 2012

Positive Industry Fundamentals
Source: Equity research, International Data Corporation (IDC), Federal Reserve Board, U.S. Federal Reserve - Industrial Production & Capacity Utilization
Data storage capacity has not kept pace with IP traffic growth resulting in an increasing supply shortage
Companies now spend 15% of an IT budget on data storage, and are adding, on average, nearly 50% more storage capacity
annually
Industrial Production has rebounded since the 2008-2009
contraction
Industrial Production growth in February increased 4.0% year over year, suggesting modest but steady U.S. industrial production gains over the past year
In 2012, U.S. broadband traffic is projected to increase by
approximately 50% on fixed networks and 100% on mobile networks
Consumers are demanding “always-on” mobile access to apps,
video, and bandwidth-intense content – growing use of media rich content continues to strain bandwidth capacity
Corporate profits and modernization of telecom / data center infrastructure fueled growth in Enterprise IT Spending in 2010 and 2011
Analysts are predicting 6% annualized growth over the next five years driven by burgeoning demand in Asia and emerging markets
Global IP Traffic
Projected Enterprise IT Spending
Digital Storage Shortage
Unsustainable
dynamic will
lead to server
growth
Industrial Production
This information has been obtained from third party sources.  While we believe these sources are reliable, we have not independently verified this information and we make no representation as to its accuracy.

Investor Presentation First Quarter 2012

Stable Margins Despite Input Cost Volatility
Anixter has realized stable to modestly improved gross margins coming out of the downturn despite volatility in copper prices
The Company has effectively managed margins through a mixture of:
23.7%
23.0%
22.5%
22.9% 22.9%
$3.0
$1.4
$3.3
$4.4
$3.4
$0.0
$2.0
$4.0
$6.0
$8.0
2007 2008 2009 2010 2011
10.0%
15.0%
20.0%
25.0%
30.0%
Gross Profit Margin Copper Price ($ per pound)
Gross Profit Margins and Input Commodity Costs
This information has been obtained from third party sources.  While we believe these sources are reliable, we have not independently verified this information and we make no representation as to its accuracy.
Copper price source: www.metalprices.com
– Market Diversification: favorable change in mix across geographies and end markets resulting from Anixter’s focused expansion strategy
– Pricing Discipline: continual progress in recovering cost increases through price increases to customers

Investor Presentation First Quarter 2012

Long Term Growth Strategy
Anixter has driven consistent organic growth through a focus on:
– Constant refresh and expansion of product offerings
– Increased geographic penetration in countries with existing operations
– Expansion of the Company’s geographic footprint, particularly in high growth economies
The Company has also leveraged its expertise in supply chain service offerings to capture growth opportunities created by trends in outsourcing and globalization
Anixter utilizes a consistent approach in pursuing acquisition activity
– Acquisitions are targeted that either complement capabilities in their existing end markets, or help further geographic expansion in targeted regions
The Company has traditionally pursued “tuck-in” acquisitions which it can fund with liquidity on hand
While Anixter continually evaluates opportunities, management is selective in pursuing transactions
– Must have attractive valuations and make strategic sense
Acquisition Strategy
Organic Growth Strategy
Acquisition History
Price Paid
End
Date Company Acquired
($ in MM)
Market
Dec-10 Clark Security Products $36.4 ECS
Oct-08 World Class Wire & Cable Inc. $61.4 W&C
Sep-08 Sofrasar SA $20.7 OEM
Sep-08
Camille Gergen GmbH & Co, KG;
Camille Gergen Verwaltungs GmbH
$19.4 OEM
Aug-08 QSN Industries, Inc. $76.1 OEM
Aug-08 Quality Screw de Mexico SA $4.5 OEM
May-07 Eurofast SAS $26.9 OEM
Apr-07 Total Supply Solutions Limited $8.3 OEM
5 Year Total $253.6

Investor Presentation First Quarter 2012

Global Distribution Infrastructure
Creates High Barrier to Entry
L
C
NORTH AMERICA
EUROPE
EMERGING MARKETS
One of a Kind Global Distribution Network
Significant Geographic Presence
Distribution capabilities built
on a best-in-class distribution
network with distinct
capabilities to serve customers
– Approximately 225 strategically
located distribution facilities
worldwide with 7 million square
feet of warehouse space
Large technical sales force
– Operates in 50 countries, over 35
currencies and over 30 languages
Significant scale in a highly
fragmented industry allows
Anixter to offer customers a
unique value proposition:
– Global operational consistency
– Supply chain optimization
– Technical expertise

Investor Presentation First Quarter 2012

Demonstrated Ability to Manage Through Down Cycles
Countercyclical Cash Flow Profile… …And Strong Free Cash Flow Conversion
Proactive Management of Cash Flow Drivers… …and Conservative Management of Debt
During periods of economic volatility, Anixter benefits from increased cash flow due to reduced working capital
requirements
Management has demonstrated its ability to leverage
free cash flow to reduce debt and preserve operating
flexibility
The Company’s prudent cash management is bolstered by its
ability to monetize a significant portion of EBITDA into free cash flow
From FY08 – FY11, Anixter averaged a cash flow
conversion rate of approximately 74%
($ in millions)
($ in millions)
($ in millions)
$1,102
$810
$830
$892
$0
$300
$600
$900
$1,200
2008 2009 2010 2011
$413
$318
$429
$247
$91
$439
$166
$186
21%
178%
52%
45%
$0
$150
$300
$450
$600
2008 2009 2010 2011
0%
50%
100%
150%
200%
Adjusted EBITDA Free Cash Flow
FCF Conversion
$429
$247
$318
$413
($123)
$307
($34)
($127)
($32)
($22)
($20)
($26)
($41)
($37)
($36)
($32)
($56)
($62)
($42)
$91
$439
$166
$186
($142)
($250)
($100)
$50
$200
$350
$500
$650
2008 2009 2010 2011
Adjusted EBITDA Working Capital
Capital Expenditures Cash Interest
Cash Taxes
Over $290 million of debt repaid from 2008 - 2011

Investor Presentation First Quarter 2012

Efficient Working Capital Management
Days Sales Outstanding (“DSO”) is calculated by deriving the average of the last 5 quarter end Accounts Receivable balances divided by Annual Sales multiplied by  360 days
Days Inventory On Hand (“DIO”) is calculated by deriving the average of the last 5 quarter end Inventory balances divided by Annual Cost of Goods Sold multiplied by 360 days
Days Payable On Hand (“DPO”) is calculated by deriving the average of the last 5 quarter end Accounts Payable balances divided by Annual Cost of Goods Sold multiplied by 360 days
Cash Conversion Cycle is defined as DSO plus DIO minus DPO
Increased Efficiency in Working Capital Management Driving Measurable Results
0
25
50
75
100
125
2008 2009 2010 2011
0
25
50
75
100
125
Cash Conversion Cycle Days Sales Outstanding
Days Inventory On Hand Days Payable
Anixter’s focus on working capital management has yielded measurable results
The Company’s cash conversion cycle (“CCC”) decreased significantly in 2010 and Anixter maintained a similar level in 2011 (16 day decrease in CCC from 2009 to 2011)
The Company’s ability to effectively manage working capital while maintaining its ability to quickly respond to customer orders is a direct result of its operational focus
The improved efficiency reduces the cash investment needed during growth periods freeing up cash flow to be directed toward other strategic initiatives

Investor Presentation First Quarter 2012

Strong Operating Leverage in Recovering Economy
Focus on Productivity-Driven Cost Management is Yielding Results
Anixter continues to capitalize on revenue growth opportunities across end markets and increasing market share coming out of the downturn – top line growth of 10.4% in 2010 and 16.5% in 2011
The Company’s ability to utilize existing capacity to meet increased volume demand has allowed for growth with limited near-term expense additions
– Drove incremental operating profit (change in operating profit divided by change in sales) of over
11% for full year 2011
Leverage of the existing cost base, combined with active cost management, is driving company-wide margin enhancement
– Increase in EBITDA margin of 150 bps from 2009 - 2011
($ in millions)
$4,779.6
$5,274.5
$6,146.9
18.5% 17.8%
16.9%
6.7%
6.0%
5.2%
22.9% 22.9%
22.5%
$0.0
$1,625.0
$3,250.0
$4,875.0
$6,500.0
2009 2010 2011
0.0%
10.0%
20.0%
30.0%
40.0%
Net Sales Operating Exp. Margin Adjusted EBITDA margin Gross Profit Margin

Investor Presentation First Quarter 2012

Disciplined Capital Structure Management
Strong Financial Position
Strong Liquidity Profile Provides Cushion in
both Periods of Growth and Downturns…
…and Conservative Net Leverage Profile Allows
Management’s Focus to Remain on Operations
– Renewal of the A/R Securitization
Anixter also used free cash flow to reduce debt by over
$290 million from 2008 to 2011
Today total leverage stands at 2.0x (1.7x net leverage)
with manageable near-term maturities
Anixter’s strong cash flow profile is complemented by
a solid liquidity profile
– Allows Company to manage liabilities and
pursue strategic initiatives without putting
pressure on operating flexibility
Anixter has historically maintained a conservative
leverage profile with manageable debt maturities
– Company maintained net leverage that peaked
at 2.9x throughout the downturn
$65
$112
$78
$106
$248
$313
$260
$313
$60
$195
$100
$0
$150
$300
$450
$600
$750
2008 2009 2010 2011
Cash Revolver Availability ARC Availability
$519
$338
$620
$373
($ in millions)
Note: Liquidity defined as Cash plus availability under Credit Lines, including ARC. Net Leverage is defined as Total Debt minus Cash divided by Adjusted EBITDA. The calculation of Adjusted EBITDA is provided in the Appendix.  Total Leverage is defined as Total Debt divided by Adjusted EBITDA
2.4x
2.9x
2.6x
1.7x
0.0x
1.3x
2.5x
3.8x
2008 2009 2010 2011
Proven Commitment to Proactive Management of
Debt Maturities
In 2009, Anixter accessed the markets via $200 million
Sr. Notes in order to provide “dry powder” to address
potential near-term maturities, including:
Potential “put” of the 3.25% Convertible Notes

Investor Presentation First Quarter 2012

Prudent Approach to Capital Allocation
Senior Management has a Record of
Strategically Balancing Capital Distributions
5-Year Snapshot Highlights Discipline in Anixter’s
Capital Management
Capital Needs Supported by Cash Flow and Supplemented With Very Conservative Use of Debt
($ in millions)
Anixter generates significant Cash Flow from Operations (CFO) -
covers all debt service and business investment (cap ex + acquisitions)
needs
– Over last 5 years, 70%+ of CFO used for this purpose
In evaluating best use of additional capital, Anixter has selected to periodically return a portion to shareholders
– Use of special dividend / share repurchases allows Anixter to make distributions opportunistically
Net leverage and liquidity subsequent to a distribution never moved over 2.9x or under $338 million, respectively
$195
$125
$138
$441
$144
$0
$150
$300
$450
2007 2008 2009 2010 2011
CapEx Share Repurchases Acquisitions
Debt Reduction Special Dividends Operating Cash Flow
Amount: $108MM
Net Leverage: 1.7x
Liquidity: $519MM
Amount: $152MM
Net Leverage: 2.6x
Liquidity: $338MM
Amount: $35MM
Net Leverage: 2.9x
Liquidity: $620MM
Amount: $105MM
Net Leverage: 2.4x
Liquidity: $373MM
Amount: $242MM
Net Leverage: 2.0x
Liquidity: $405MM
Share repurchases
and special
dividends
Total Cash from Operations 1,043.7 $
Capital Outlay $ % of CFO
Capital Expenditures 136.4          13.1%
Debt Reduction 354.1          33.9%
Share Repurchases 530.0          50.8%
Special Dividends 111.0          10.6%
Acquisitions 253.6          24.3%
Total Capital Overlay 1,385.1 $    132.7%
5-Year Summary (2007-2011)
Net Leverage is defined as Total Debt minus Cash divided by Adjusted EBITDA.  The calculation of Adjusted EBITDA is provided in the Appendix.

Investor Presentation First Quarter 2012

Experienced Management Team
Management Overview
Continuity within senior management was instrumental in Anixter’s effective navigation through the recent economic cycle
– CEO has 22 years of experience at the Company
– Management team averages 25 years at the Company
– Business Unit Presidents’ average 32 years of combined experience at
Anixter (including time with acquired company)
Name Position Years of Service
Robert J. Eck President & Chief Executive Officer 22
Ted A. Dosch Executive Vice President – Finance & Chief Financial Officer 3
Bill Galvin Executive Vice President, Enterprise Cabling & Security Solutions 24
Giulio Berardesca Executive Vice President, Wire & Cable 38
Bill Standish Executive Vice President, Operations 28
David Woodcock President, Anixter Fasteners 34

Investor Presentation First Quarter 2012

Solid Financial Performance – Q411 Snapshot
Solid quarter with all end markets
delivering year-over-year growth
– Represents the Company’s 8
consecutive quarter of net sales
growth at the end of 2011
Net Sales growth of 8% driven by growth
across all end markets and geographies
Year-over-year operating profit was up
17% and operating margin expanded by
40 bps
– Highlights the leverage in Anixter’s
operating structure
Strong working capital management
allowed the Company to generate
$112.9 million in cash flow from
operations (including discontinued
operations)
Diluted EPS from continuing operations
increased 26% to $1.49
Solid operating performance driven by strong cost
management and operating leverage
QTR 12/31/11
Sales $1,499.0
    Growth 8%
Operating Income $91.6
    Growth 17%
EBITDA $102.6
    Margin 7%
Diluted EPS $1.49
    Y-O-Y Increase 26%
Free Cash Flow $134.6
Liquidity $519.0
th
(in millions, except share amounts)

Investor Presentation First Quarter 2012

(in millions, except per share amounts)
Mar 30, 2012 Apr 1, 2011 % Chg
Sales $1,522.7 $1,470.8 4%
Operating Income ** $86.7 $82.8 5%
Net Income ** $47.0 $44.2 6%
Diluted Earnings Per Share ** $1.37 $1.22 12%
Cash Flow Used In Operations $(64.7) $(5.5) nm
Strong Operating Leverage in Recovering Economy
2012 Results – First Quarter
First Quarter *
* All amounts exclude discontinued operations with the exception of cash flow from operations.
** First quarter of 2012 operating income of $86.7 million improved by 12% compared to $77.5 million in the year ago quarter. The operating profit in the prior year quarter included a European restructuring charge of $5.3 million ($3.3 million net of tax, or $0.09 per diluted share). Excluding this charge, operating income increased by 5%. In the first quarter of 2012, the Company recorded a charge for interest and penalties associated with prior year tax liabilities of $1.7 million ($1.1 million net of tax, or $0.03 per diluted share) and a tax benefit of $9.7 million ($0.28 per diluted share) primarily related to the reversal of deferred income tax valuation allowances in certain foreign jurisdictions.
After adjusting for these items, net income from continuing operations in the first quarter of 2012 would have been $47.0 million, or $1.37 per diluted share, which compares to adjusted net income from continuing operations of $44.2 million, or $1.22 per diluted share, in the prior year quarter (an increase of 12% per diluted share).

Investor Presentation First Quarter 2012

(in millions, except per share amounts)
Dec. 30,
2011
Dec. 31,
2010
% Chg
Sales $6,146.9 $5,274.5 17%
Operating Income ** $368.1 $267.2 38%
Net Income ** $193.2 $127.2 52%
Diluted Earnings Per Share ** $5.49 $3.58 53%
Cash Flow From Operations $144.4 $195.2 (26%)
Strong Operating Leverage in Recovering Economy
2011 Results – December YTD
December YTD *
*  All amounts exclude discontinued operations with the exception of cash flow from operations.
**  In 2011, operating income increased 36% to $362.8 million as compared to $267.2 million in the prior year.  In 2011, the Company recorded a charge of $5.3 million ($3.3 million net of tax, or $0.09 per diluted share) related to facility consolidations and headcount reductions in Europe.  Excluding the restructuring charge, operating income increased 38%.  In 2011, the Company also recorded net tax benefits of $10.8 million ($0.31 per diluted share).  In 2010, the Company recorded a tax benefit of $1.3 million ($0.03 per diluted share) related to the reversal of prior year foreign taxes, recognized a foreign exchange gain of $2.1 million ($0.8 million net of tax, or $0.02 per diluted share) associated with its Venezuela operations and recognized a loss of $31.9 million ($19.8 million net of tax, or $0.55 per diluted share) associated with the early retirement of debt.
For the year ended December 30, 2011, the Company reported net income from continuing operations of $200.7 million, or $5.71 per diluted share, compared to
$109.5 million, or $3.08 per diluted share, in the year ago period, representing an increase of 83%.  After adjusting for these items, net income increased to $193.2 million in 2011 from $127.2 million in 2010 while diluted earnings per share increased to $5.49 in 2011 from $3.58 in 2010 (an increase of 53% per diluted share).

Investor Presentation First Quarter 2012

Solid Financial Position
Strength to Continue to Capitalize on Recovery
Cash used in operations plus capital expenditures totaled $74.7 million for First Quarter 2012
Debt to Total Capital of 44.0% combined with cash balances of
$71.9 million and $301.0 million in available credit facilities
Good Borrowed Capital Credit Profile
– 5.5% weighted average cost borrowed capital
– Scheduled maturities well spaced over coming years

Investor Presentation First Quarter 2012

Flexible / Scalable Business Model
Earnings and Cash Flow Relationship to Sales Changes
($300.00)
($200.00)
($100.00)
$0.00
$100.00
$200.00
$300.00
$400.00
$500.00
-30.00%
-20.00%
-10.00%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
Cash Flow  * Operating Profit  ** Sales Growth Over Prior Year
* Net cash provided by (used in) operating activities (including ARC assets change) less capital expenditures.
** Operating profit from continuing operations excluding special items outlined in the Company’s Earnings Releases.
(Dollars in Millions) % Sales Growth over P.Y.
Fiscal Year
2001     2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Investor Presentation First Quarter 2012

Key Investment Themes
Positioned to Optimize Benefits of Economic Recovery and
Long Term Growth
Broad End market / Geographic / Customer Diversity
Concentrated Operations and Management Infrastructure for
Operational Leverage
Strong Financial Position / Liquidity
Long History of Shareholder favorable Capital Structure Management
– Share Repurchases (11% of outstanding shares repurchased in last 30 months)
– Special Dividends (most recently $3.25 per share Q4 2010 and $4.50 per share Q2 2012)
– Responsible Levels of Leverage
Experienced Senior Management Team
– CEO – 22 Years at Anixter
– Senior Management Team Averages 25 Years at Anixter

Investor Presentation First Quarter 2012 30 Appendix

Investor Presentation First Quarter 2012

Historical Financial Results
Net Sales* Operating Income & Margin*
EBITDA & Margin*
$5,891
$4,780
$5,275
$6,147
$0
$2,500
$5,000
$7,500
2008 2009 2010 2011
($ in millions)
$342
$185
$267
$363
5.9%
5.1%
3.9%
5.8%
$0
$150
$300
$450
2008 2009 2010 2011
0.0%
4.0%
8.0%
12.0%
Operating Leverage is Yielding Results*
Note: Excludes $100 million Goodwill Impairment in 2009
* Adjusted to exclude divested Aerospace business
($ in millions)
($ in millions) ($ in millions)
$429
$247
$318
$413
7.3%
5.2%
6.0%
6.7%
$0
$150
$300
$450
2008 2009 2010 2011
0.0%
4.0%
8.0%
12.0%
Fiscal Year End
12/30/2011 12/31/2010 % Change
Sales $6,146.9 $5,274.5 17%
Operating Income $362.8 $267.2 36%
Adj. EBITDA $412.7 $317.7 30%
Net Income
1
$200.7 $109.5 83%
Diluted Earnings Per Share
1
$5.7 $3.1 85%
1
From Continuing Operations

Investor Presentation First Quarter 2012

End Market Sales Mix
57.4%
54.4%
55.9%
55.2%
52.8%
29.0%
32.2%
29.0%
30.4%
31.7%
13.6%
13.4%
15.1%
14.4%
15.5%
0
1000
2000
3000
4000
5000
6000
7000
2007 2008 2009 2010 2011
(Dollars in Millions)
Enterprise Electrical W&C OEM Supply
$5,662
$5,891
$4,780
$5,274
$6,147
Fiscal Year

Investor Presentation First Quarter 2012

Sales Mix by Geography
71.1%
68.9%
70.4%
70.2%
70.0%
18.6%
21.8%
22.3%
19.1%
18.7%
10.3%
9.3%
7.3%
10.7%
11.3%
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2007 2008 2009 2010 2011
(Dollars in Millions)
North America Europe Emerging Markets
$5,662 $5,891
$4,780
$5,274
$6,147

Investor Presentation First Quarter 2012

End Market Sales by Geographic Region
2007
ECS
95%
ECS
57%
ECS
38%
OEM
45%
W&C
5%
OEM
7%
North
America
70%
Europe 22%
Emerging
Markets
8%
2011
W&C
36%
ECS
33%
W&C
26%
W&C
37%
W&C
10%
OEM
10%
Europe 19%
Emerging
Markets
11%
OEM 9%
ECS
81%
ECS
53%
OEM
41%
North
America
70%
W&C
17%

Investor Presentation First Quarter 2012

2011 Segment and End Market Sales Growth
Actual and Organic
Twelve Months Twelve Months
Ended Ended Twelve Months
(In millions) December 2011 Acquisition Foreign Exchange Copper December 2011 Ended Actual Organic
(as reported) Impact Impact Impact (as adjusted) December 2010 Growth Growth
North America
Enterprise Cabling and Security 2,301.6 $                  (120.1) $           (11.4) $                         - $         2,170.1 $                  2,060.7 $                 11.7% 5.3%
Wire & Cable 1,579.6 - (21.9) (93.4) 1,464.3 1,288.6 22.6% 13.6%
OEM Supply 421.3 - (0.2) - 421.1 351.9 19.7% 19.7%
Total North America 4,302.5 $                  (120.1) $           (33.5) $                         (93.4) $      4,055.5 $                  3,701.2 $                 16.2% 9.6%
Europe
Enterprise Cabling  and Security 380.8 $                     - $                 (18.6) $                         - $         362.2 $                     367.0 $                    3.7% -1.4%
Wire & Cable 299.7 - (10.3) (10.9) 278.5 275.6 8.8% 1.1%
OEM Supply 469.5 - (19.1) - 450.4 365.8 28.3% 23.1%
Total Europe 1,150.0 $                  - $                 (48.0) $                         (10.9) $      1,091.1 $                  1,008.4 $                 14.0% 8.2%
Emerging Markets
Enterprise Cabling  and Security 563.5 $                     - $                 (14.3) $                         - $         549.2 $                     484.9 $                    16.2% 13.2%
Wire & Cable 70.2 - (0.5) - 69.7 38.3 83.1% 81.8%
OEM Supply 60.7 (1.1) - 59.6 41.7 45.8% 43.2%
Total Emerging Markets 694.4 $                     - $                 (15.9) $                         - $         678.5 $                     564.9 $                    22.9% 20.1%
Anixter International
Enterprise Cabling  and Security 3,245.9 $                  (120.1) $           (44.3) $                         - $         3,081.5 $                  2,912.6 $                 11.4% 5.8%
Wire & Cable 1,949.5 - (32.7) (104.3) 1,812.5 1,602.5 21.7% 13.1%
OEM Supply 951.5 - (20.4) - 931.1 759.4 25.3% 22.6%
Total Anixter International 6,146.9 $                  (120.1) $           (97.4) $                         (104.3) $    5,825.1 $                  5,274.5 $                 16.5% 10.4%
Twelve Months Twelve Months
Ended Ended Twelve Months
December 2011 Acquisition Foreign Exchange Copper December 2011 Ended Actual Organic
(as reported) Impact Impact Impact (as adjusted) December 2010 Growth Growth
Enterprise Cabling  and Security 3,245.9 $                  (120.1) $           (44.3) $                         - $         3,081.5 $                  2,912.6 $                 11.4% 5.8%
Wire & Cable 1,949.5 - (32.7) (104.3) 1,812.5 1,602.5 21.7% 13.1%
OEM Supply 951.5 - (20.4) - 931.1 759.4 25.3% 22.6%
Total Anixter International 6,146.9 $                  (120.1) $           (97.4) $                         (104.3) $    5,825.1 $                  5,274.5 $                 16.5% 10.4%
Adjustments for:
Adjustments for:
YTD 2011 Sales Growth
End Market Sales Growth

Investor Presentation First Quarter 2012

Geographic Segment Operating Profit
83.6% 77.3%
78.4%
89.9%
88.0%
-0.3%
14.4%
10.8%
-7.3%
10.7%
8.3%
10.8%
17.4%
12.3%
-100
0
100
200
300
400
500
2007 2008* 2009 * 2010 * 2011*
(Dollars in Millions)
North America Europe Emerging Markets
$368
$403
$380
$267
$195
Fiscal Year
* Adjusted for special items outlined in the Company’s Earnings Releases.
5.7%

Investor Presentation First Quarter 2012

Operating Profit Adjusted for Unusual Items
2001 (f) 2002 2003 2004 (e) 2005 2006 (d) 2007 2008 (c) 2009 (b) 2010 2011 (a)
Operating profit (1) $102.0 $87.2 $88.1 $127.7 $175.4 $317.3 $402.7 $341.5 $84.8 $267.2 $362.8
Sales $5,661.5 $5,891.0 $4,779.6 $5,274.5 $6,146.9
Operating profit margin 7.1% 5.8% 1.8% 5.1% 5.9%
Restructuring 31.7             -             -             5.2                -                -                     -                  8.1                  5.7                 -                  5.3
Europe goodwill impairment -                  -             -             1.8                -                -                     -                  -                       100.0             -                  -
Receivable losses from customer bankruptcies -                  -             -             -                     -                -                     -                  24.1                -                     -                  -
Inventory adjustment -                  -             -             (10.2)             -                -                     -                  2.0                  4.2                 -                  -
Stock-based compensation modification -                  -             -             -                     -                -                     -                  4.2                  -                     -                  -
Sales tax related settlement -                  -             -             -                     -                (2.2)               -                  -                       -                     -                  -
Amortization of Goodwill 9.0               -             -             -                     -                -                     -                  -                       -                     -                  -
Total adjustments 40.7             -         -         (3.2)               -            (2.2)               -              38.4                109.9             -              5.3
Operating profit, adjusted $142.7 $87.2 $88.1 $124.5 $175.4 $315.1 $402.7 $379.9 $194.7 $267.2 $368.1
Sales $5,661.5 $5,891.0 $4,779.6 $5,274.5 $6,146.9
Adjusted operating profit margin 7.1% 6.4% 4.1% 5.1% 6.0%
Fiscal Year
Adjustments to operating profit
(f) Adjusted EBITDA for fiscal 2001 excludes a restructuring charge of $31.7 million associated with reducing the Company’s workforce, closing or consolidating certain facilities and exiting the Korean market. Additionally, 2001 included goodwill amortization of $9.0 million which was no longer amortized beginning in 2002.
(c) Adjusted EBITDA for fiscal 2008 also excludes: $24.1 million related to receivable losses from customer bankruptcies, $2.0 million related to the inventory lower of cost or market adjustments and $8.1 million primarily related to personnel severance costs related to staffing reductions and exit costs associated with leased facilities.
(d) Adjusted EBITDA for fiscal 2006 excludes a $2.2 million favorable sales-tax related settlement in Australia.
(e) Adjusted EBITDA for fiscal 2004 excludes net favorable adjustments to cost of sales of $10.2 million arising primarily from the reduction in risks associated with the value of certain inventories, an impairment charge of $1.8 million to write down to fair value the value assigned to a tradename and unfavorable expenses of $5.2 million related to the relocation of the
Company’s largest distribution facility, severance costs associated with staffing reductions in Europe and acquisition-related charges.
(1) All periods restated for 2010 divestiture of Aerospace
(a) Adjusted EBITDA for fiscal 2011 also excludes $5.3 million related to facility consolidations and headcount reductions in Europe.
(b) Adjusted EBITDA for fiscal 2009 excludes: $100.0 million of non-cash goodwill impairment charge related to the European operations, $5.7 million of severance costs related to staffing reductions in Europe and $4.2 million related to exchange rate-driven lower of cost or market adjustment on inventory in Venezuela.

Investor Presentation First Quarter 2012
(1) -  Calculated by taking FCF / EBITDA
             EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as
EBITDA before foreign exchange and other non-operating expenses, loss on early retirement of debt and stock-based compensation.
(a) Adjusted EBITDA for fiscal 2011 also excludes $5.3 million related to facility consolidations and headcount reductions in Europe.
(b)  Adjusted EBITDA for fiscal 2009 excludes: $100.0 million of non-cash goodwill impairment charge related to the European operations, $5.7 million of severance costs related to staffing reductions in Europe and $4.2 million related to exchange rate-driven lower of cost or market adjustment on inventory in Venezuela.
(c) Adjusted EBITDA for fiscal 2008 also excludes: $24.1 million related to receivable losses from customer bankruptcies, $2.0 million related to the inventory lower of cost or market adjustments and $8.1 million primarily related to personnel severance costs related to staffing reductions and exit costs associated with leased facilities.

EBITDA and Free Cash Flow
(In millions)
Adjusted EBITDA FY 08 (c) FY 09 (b) FY 10 FY 11 (a) 11 Q4
Net income (loss) from continuing operations $153.8 ($41.4) $109.5 $200.7 $49.8
Interest expense 60.5 66.1 53.6 50.1 12.0
Income taxes 100.7 39.8 70.7 102.8 27.4
Depreciation 24.9 24.1 22.5 22.1 5.5
Amortization of intangible assets 9.7 13.0 11.3 11.4 2.7
EBITDA $349.6 $101.6 $267.6 $387.1 $97.4
Foreign exchange and other non-operating expense (income) 26.5 19.2 1.5 9.2 2.4
Loss on early retirement of debt - 1.1 31.9 - -
Stock-based compensation 18.2 15.2 16.7 11.1 2.8
Facility consolidation and headcount reductions 8.1 5.7 - 5.3 -
Europe goodwill impairment - 100.0 - - -
Inventory lower of cost or market adjustment in Venezuela - 4.2 - - -
Receivable losses from customer bankruptcies 24.1 - - - -
Inventory lower of cost or market adjustment 2.0 - - - -
Adjusted EBITDA $428.5 $247.0 $317.7 $412.7 $102.6
Free Cash Flow FY 08 FY 09 FY 10 FY 11 11 Q4
Adjusted EBITDA 428.5 247.0 317.7 412.7 102.6
Capital Expenditures (32.4) (21.9) (19.6) (26.4) (6.6)
Cash-Taxes (141.5) (56.2) (61.9) (41.9) (10.6)
Working Capital (122.8) 306.9 (33.5) (127.1) 52.0
Cash Interest (40.7) (37.2) (36.4) (31.6) (2.8)
Free Cash Flow $91.1 $438.6 $166.3 $185.7 $134.6
FCF Conversion (1) 21.3% 177.6% 52.3% 45.0% 32.8%
Average Rate (FY 2008 to FY 2011) 74.0%
Notes:

Investor Presentation First Quarter 2012

Return on Tangible Capital
4.53
4.57
3.86
3.98
4.30
7.1%
6.4%
4.1%
5.1%
6.0%
27.5%
24.1%
16.7%
23.8%
31.3%
3.4
3.6
3.8
4.0
4.2
4.4
4.6
4.8
2007 2008* 2009* 2010 2011*
Asset Turns
0%
5%
10%
15%
20%
25%
30%
35%
%
Asset Turns Operating Profit % ROTC %
* Operating profit % adjusted for special items outlined in the Company’s earnings releases (identified on p. 37).
Asset Turns is defined as annual net sales divided by year to date average tangible capital.  Return on Tangible Capital (“ROTC”) is defined as year to date operating profit excluding intangible amortization divided by year to date average tangible capital.

Investor Presentation First Quarter 2012

Debt-To-Total Capital Trend
$830
$942
$1,101
$892
$810
46.3%
50.7%
44.8%
46.9%
44.7%
0

1,000
1,200
2007 2008 2009 2010 2011
Total Debt $ millions
0%
10%
20%
30%
40%
50%
60%
70%
80%
% Debt / Total Capital
Total Debt % Debt / Total Capital